Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:		Case No.	01-22706 rcj

DecisionLink, Inc.		CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	February 28, 2002	PETITION DATE:	December 6, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1 )

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$89,910	$78,399
	b. Total Assets	123,723	114,475	$107,148
	c. Current Liabilities	186,118	137,380
	d. Total Liabilities	$9,094,838	$9,024,797	$8,908,720
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$57,728	$47,476	$118,245
	b. Total Disbursements	51,873	49,097	101,202
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	5,855	(1,621)	17,043
	d. Cash Balance Beginning of Month	14,438	16,059	3,250
	e. Cash Balance End of Month (c + d)	$20,293	$14,438	$20,293
		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss from the Statement of Operations)	$(29,149)	$(46,720)	$(137,803)
5.	Account Receivables (Pre and Post Petition)	0	0
6.	Post-Petition Liabilities	186,118	137,380
7.	Past Due Post-Petition Account Payables (over 30 days)	$1,685	$

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

		☐	☒

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☒

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)	☐	☐

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☒	☐

12.	Is the estate insured for replacement cost of assets and for general liability?	☒	☐

13.	Are a plan and disclosure statement on file?	☒	☐

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	☒	☐

15.         Check if paid: Post-petition taxes ;   ☐   U.S. Trustee Quarterly Fees ;    ☐    Check if filing is current for: Post-petition tax reporting and tax returns:   ☒ .

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	R. Kenyon Culver, CFO

Responsible Individual .

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended February 28, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
					Revenues:
$0	$0	$0	1		Gross Sales	$0	$0
0	0	0	2		less: Sales Returns & Allowances	0	0
0	0	0	3		Net Sales	0	0
0	0	0	4		less: Cost of Goods Sold (Schedule ‘B’)	0	0
0	0	0	5		Gross Profit	0	0
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
0	0	0	10		Total Revenues	0	0

					Expenses:
0	0	0	11		Compensation to Owner(s)/Officer(s)	0	0
0	0	0	12		Salaries	0	0
0	0	0	13		Commissions	0	0
5,552	0	(5,552)	14		Contract Labor	7,277	0
			15		Rent/Lease:
2,500	0	(2,500)	16		Real Property	2,500	1,875
2,829	2,569	(260)	17		Insurance	10,189	2,569
0	0	0	18		Management Fees	0	0
0	0	0	19		Depreciation	0	0
					Taxes:
0	0	0	20		Employee Payroll Taxes	0	0
0	0	0	1		Real Property Taxes	0	0
0	0	0	2		Other Taxes	204	0
0	0	0	3		Other Selling	3,000	0
3,166	6,550	3,384	4		Other Administrative	23,199	4,675
(39)	0	39	5		Interest	310	0
0	9,167	9,167	6	Other Expenses:	License fees	0	9,167
2,273	0	(2,273)	7		Patent Amortization	6,402	0
			8
			9
			10
			11
			12
			13
			14
16,281	18,286	2,005	15		Total Expenses	53,081	18,286

(16,281)	(18,286)	2,005	16		Subtotal	(53,081)	(18,286)

					Reorganization Items:
(12,618)	(25,667)	13,049	17		Professional Fees (additional information attached)	(84,222)	(25,667)

0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss from Sale of Equipment)	0	0
(250)	0	(250)	21		U.S. Trustee Quarterly Fees	(500)	0
			22

(12,868)	(25,667)	12,799	23		Total Reorganization Items	(84,722)	(25,667)

(29,149)	(43,953)	14,804	24		Net Profit (Loss Before Federal & State Taxes)	(137,803)	(43,953)
0	0	0	25		Federal & State Income Taxes	0	0
$(29,149)	$(43,953)	$(14,804)	26		Net Profit (Loss)	$(137,803)	$(43,953)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET (General Business Case)
For the Month Ended	February 28, 2002

	Assets		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents — unrestricted			$20,293
2	Cash and cash equivalents — restricted			0
3	Accounts receivable (net)		A	0
4	Inventory		B	0
5	Prepaid expenses			17,901
6	Professional retainers			38,810
7	Other:	Deposits		12,906
8				0

9	Total Current Assets			89,910

	Property and Equipment (Market Value)
10	Real property		C	0
11	Machinery and equipment		D	0
12	Furniture and fixtures		D	0
13	Office equipment		D	0
14	Leasehold improvements		D	0
15	Vehicles		D	0
16	Other:		D
17			D
18			D
19			D
20			D

21	Total Property and Equipment			0

	Other Assets
22	Investment in IDL Corp. Loans			10
23	Loans to affiliates ($930,990 book value to Intrex Data Communications Corp (C)			0
24	Patents, net book value (A)			33,803
25	Investment in wholly-owned subsidiaries ($23,391,969 book value (B)			0
26	Due from subsidiaries: FCI — $14,066,884; other subsidiaries — $3,061,550 (C)			0
27	Due from IDL Corp., an affiliated company			3,000

28	Total Other Assets			36,813

29	Total Assets			$126,723

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached.

Liabilities and Equity (General Business Case)

	Liabilities	From Schedules
	Post-Petition

	Current Liabilities
30	Salaries and wages		$0
31	Payroll taxes		0
32	Real and personal property taxes		0
33	Income taxes		0
34	Sales taxes		0
35	Notes payable (short term)		65,000
36	Accounts payable (trade)	A	34,897
37	Real property lease arrearage		0
38	Personal property lease arrearage		0
39	Accrued professional fees		86,221
40	Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:		0
42
43

44	Total Current Liabilities		186,118

45	Long-Term Post-Petition Debt, Net of Current Portion		0

46	Total Post-Petition Liabilities		186,118

	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	0
48	Priority unsecured claims	F	646,650
49	General unsecured claims	F	8,262,070

50	Total Pre-Petition Liabilities		8,908,720

51	Total Liabilities		9,094,838

	Equity (Deficit)
52	Equity (Deficit at time of filing)		(36,634,264)
53	Capital Stock		15,695
54	Additional paid-in capital		55,363,204
55	Cumulative profit/(loss since filing of case)		(137,803)
56	Post-petition contributions/(distributions or (draws)		0
57	Preferred stock (details attached)		13,898,300
58	Market value adjustment		(41,473,247)

59	Total Equity (Deficit)		(8,968,115)

60	Total Liabilities and Equity (Deficit)		$126,723

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0-30 Days	$0	$33,212
31-60 Days	0	1,655
61-90 Days	0	30	$1,685
91+ Days	0	0
Total accounts receivable/payable	0	$34,897
Allowance for doubtful accounts	0
Accounts receivable (net)	0

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$0
		Add —
Retail/Restaurants —		Net purchase	0
Product for resale	$0	Direct labor	0
		Manufacturing overhead	0
Distribution —		Freight in	0
Products for resale	0	Other:
			0
Manufacturer —			0
Raw Materials	0
Work-in-progress	0	Less —
Finished goods	0	Inventory End of Month	0
		Shrinkage	0
Other — Explain	0	Personal Use	0

		Cost of Goods Sold	0
TOTAL	0
Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system? N/A		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory? N/A		Valuation methods — N/A
		FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost
Quarterly		or market
Semi-annually		Retail method
Annually		Other —
Date of last physical inventory was	N/A	Explain

Date of next physical inventory is	N/A

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —	$0	$0
None

Total	$0	$0
Furniture & Fixtures —
	$0	$0

Total	$0	$0
Office Equipment —
	$0	$0

Total	0	0
Leasehold Improvements —
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding		$0	$0	$0	$0
FICA — Employee					0
FICA — Employer					0
Unemployment (FUTA)					0
Income					0
Other (Attach List)					0
Total Federal Taxes		0	0	0	0
State and Local
Income Tax Withholding		0	0	0	0
Unemployment (UT)					0
Disability Insurance (DI)					0
Empl. Training Tax (ETT)					0
Sales					0
Excise					0
Real property					0
Personal property					0
Income					0
Other (Attach List)					0
Total State & Local Taxes		0	0	0	0
Total Taxes	0	0	0	0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification —	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	779,969	634,455
Priority tax claims	3,195	3,195
General unsecured claims	$8,264,721	$8,262,070

(a)   List total amount of claims even if under secured.

(b)   Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Merrill Lynch
Account Type	Checking	Money Market
Account No.	3755508414	234-07J31
Account Purpose	General disbursement
Balance, End of Month	$19,618	$675
Total Funds on Hand for all Accounts	$20,293

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended
February 28, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	0	0
3	Interest Received	0	0
4	Borrowings	35,000	65,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Cash received from sales of FCI Environmental OxySense product	21,328	47,782
8	Customer deposits	0	4,063
9	Asset disposition	1,400	1,400
10
11
12	Total Cash Receipts	57,728	118,245
	Cash Disbursements
13	Payments for Inventory	0	6,004
14	Selling	0	0
15	Administrative	9,579	24,107
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	2,554	2,898
20	Real Property	2,500	29,452
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	0	0
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	5,046	5,803
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	0	0
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	0	0
29	Employer Payroll Taxes	0	0
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	194	938
33	Transfers to IDL Corp., an affiliated company	3,000	3,000
34	Transfers to FCI Environmental, Inc., an affiliated company	29,000	29,000
35
36
37
38	Total Cash Disbursements:	51,873	101,202
39	Net Increase (Decrease) in Cash	5,855	17,043
40	Cash Balance, Beginning of Period	14,438	3,250
41	Cash Balance, End of Period	$20,293	$20,293

MONTHLY OPERATING REPORT

DecisionLink, Inc.  Case No. 01-22706 rjc

February 28, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of DecisionLink, Inc. (“DLNK”) on a stand-alone basis. This financial information does not include the accounts of DLNK’s subsidiaries.

No. 11. Payments made to officers:

Payment	Check

Date

Nbr.

Amount

Purpose

Payee

2/19/02	1053	$86.71	Expense reimbursement	Ken Culver, CFO
2/01/02	1032	$1,436.97	Expense reimbursement	Peter Gerard, CEO
2/06/02	1042	$2,709.56	Expense reimbursement	Peter Gerard, CEO
2/19/02	1056	$812.42	Expense reimbursement	Peter Gerard, CEO

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $65,000 has been received by the end of this reporting period.

MONTHLY OPERATING REPORT

DecisionLink, Inc.  Case No. 01-22706 rjc

February 28, 2002

Additional Information

Statement of Operations:

                                                Revenues — DLNK is a non-operating parent company thereby generating no revenues.

Expenses — Certain of DLNK’s obligations are undertaken for the benefit of its operating subsidiaries; as such, the related expense is charged to its subsidiaries. For example, DLNK is the obligor for the Las Vegas facility housing two of its wholly owned operating subsidiaries. As a result, the post-petition accounts payable for this lease is charged to DLNK while the related lease expense is charged to the wholly owned operating subsidiaries.

All salaries for employees that are primarily involved in corporate activities are, and historically have been, paid through a wholly owned subsidiary of DLNK. As all corporate activity related salary is allocated in support of the operating subsidiaries, no salary expense is recorded for DLNK.

Reorganization Items — Professional Fees — Comprised of expenses for bankruptcy counsel ($12,346), corporate counsel ($272). Although corporate counsel is employed on behalf of the debtor estate, certain of its activities are ordinary course in nature.

Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including three of DLNK’s wholly owned subsidiaries. Of these subsidiaries, FCI Environmental, Inc. (“FCI”) filed a Chapter 11 bankruptcy petition on December 20, 2001 (Case No. 01-23229).

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	3755508414
Bank of America	4791333668

Other Assets — DLNK historically utilized and continues to utilize a single consolidating general ledger. As such, there was no necessity to formally allocate charges via intercompany accounts as these accounts are eliminated in consolidation. As a result, in order to report DLNK for bankruptcy purposes as a stand-alone entity, certain intercompany balances were estimated. These estimates are subject to change; however, in management’s opinion based on current circumstances, there is no market value for the amounts due to DLNK from subsidiaries.

Equity:

Common stock — At December 6, 2001, common stock consisted of 500,000,000 authorized, $0.0001 par value shares of which approximately 158,500,000 shares were issued and outstanding.

Preferred stock —

Series A; $0.001 par value; 10,000,000 authorized shares; 207,848 convertible shares issued and outstanding; $15 per share liquidation value. Accumulated undeclared dividends in arrears on the petition date total $1,714,742 if elected in cash or 97,549 additional Series A preferred shares if elected in additional shares.

Series B; $0.01 par value; 10,000,000 authorized shares; 72,000 convertible shares issued and outstanding; $10 per share liquidation value.

Special Series; $0.001 par value; 2,250,000 authorized shares; approximately 1,750,000 convertible shares issued and outstanding.

END